SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 9, 2003



                   CE Casecnan Water and Energy Company, Inc.

             (Exact name of registrant as specified in its charter)




                       Philippines 1-12995 Not Applicable
 ------------------------------------------------------------------------------
                    (State or other jurisdiction (Commission
                         (IRS Employer of incorporation)
                        File Number) Identification No.)




                24th Floor, 6750 Building, Ayala Avenue, Makati,
                     Metro Manila Philippines Not Applicable
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (632) 892-0276


                                       N/A
                   (Former name or former address, if changed
                               since last report.)

ITEM 5.  OTHER EVENTS.

On Friday, June 6, 2003, Moody's Investors Service downgraded CE Casecnan Water and Energy Company, Inc.'s senior secured notes rating to B2 from Ba2. A copy of the Moody's Investor Services press release is attached hereto as Exhibit 99.1.

Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant, CE Casecnan, to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements, including expectations regarding the future results of operations of the Registrant. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, litigation and arbitration uncertainties, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, incorporated herein by reference, for a description of such factors. The Registrant assumes no responsibility to update forward-looking information contained herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 - Moody's Investor Services Press Release dated June 6, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CE Casecnan Water and Energy Company, Inc.



Date:  June 9, 2003                   By: /s/  Paul J. Leighton
                                               ---------------------
                                               Paul J. Leighton
                                               Assistant Secretary

                                 EXHIBITS INDEX

Exhibit
Number   Exhibit

99.1     Moody's Investor Services Press Release dated June 6, 2003

                                                         Exhibit 99.1

                                                         Global Credit Research
                                                         Rating Action
                                                         6 JUN 2003


Rating Action: CE Casecnan Water and Energy Company, Inc.

MOODY'S DOWNGRADES CE CASECNAN'S DEBT RATING TO B2, OUTLOOK NEGATIVE


Hong Kong, June 06, 2003 -- Moody's Investors Service says today it has downgraded CE Casecnan Water and Energy Company, Inc. (CE)'s senior secured notes rating to B2 from Ba2. Outlook is negative. The downgrade is prompted by CE reporting that National Irrigation Administration of the Philippines (NIA) has not paid the monthly invoice for water and electricity fees that was due on May 28, 2003. The invoice is for USD 10.8MM, of which USD$3.6MM related to the tax compensation portion of the water delivery fee. This concludes the rating review initiated on May 9 2003.

NIA's non-payment in May occurs amidst the background that NIA has filed an Answer and Counterclaim (on March 31 2003) and subsequently a Supplemental Counterclaim (on April 23 2003) to existing arbitration proceedings with CE, seeking to declare the project agreement void. CE initiated arbitration against NIA in August 2002 concerning failure of NIA to compensate CE for taxes paid by CE during construction of the project. Further, in the absence of the project agreement being declared void, NIA is seeking to have the agreement reformed.

Moody's says the B2 rating reflects the tight liquidity at CE, and that CE might experience difficulty in honoring its debt service obligations this coming November if NIA does not honor its payment obligations to CE. Moody's continues to say that while MidAmerican Energy Holdings Company (MidAmerican) (rated Baa3, outlook positive), has provided support to CE in the past, Moody's understands that MidAmerican is under no formal obligation to provide such support and it is uncertain at this stage if any support will be rendered.

The negative outlook reflects that the ongoing reforms in the power sector in the Philippines has created significant uncertainty for CE and has caused instability in the operating environment for the project. The lack of transparency of the contract renegotiation process and the increase in the political risk is particularly worrisome. Continued abrogation of payment obligations by NIA, success of NIA in its couterclaims, lack of support from MidAmerican or further adverse developments in the power sector reforms may pressure the rating of CE.

CE Casecnan is a privately-held Philippines corporation formed in 1994 to develop, own and operate a multipurpose irrigation and hydroelectric power facility (150MW) located on the island of Luzon in the Philippines. The company is a subsidiary of MidAmerican Energy Holdings Company headquartered in Des Moines, Iowa.

    Sydney
    Brian Cahill
    Managing Director
    Corporate Finance
    Moody's Investors Service Pty Ltd
    612 9270 8100

    Hong Kong
    Mable Chan
    Vice President - Senior Analyst
    Corporate Finance
    Moody's Asia Pacific Ltd.
    Telephone: 852-2509-0200
    Facsimile: 852-2509-0165



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